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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 29, 2005



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

           Michigan                                   38-1999511
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)

25505 W. TWELVE MILE ROAD, SUITE 3000                 48034-8339
        SOUTHFIELD, MICHIGAN                          (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (248) 353-2700

                             ---------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Named Executive Officer Compensation

         On March 29, 2005, the Compensation Committee of the Board of Directors of Credit Acceptance Corporation (the "Company") approved the payment of executive bonuses for the year ended December 31, 2004, and determined base salaries for the 2005 fiscal year for the persons expected to be listed as the Company's Named Executive Officers in its 2005 annual meeting proxy statement, in the following amounts:

                                                                             2004 BONUS (A)
                                                                       ---------------------------
                                                          2004                         SHARES OF          2005
                                                          BASE                         RESTRICTED         BASE
      NAME                      TITLE                    SALARY           CASH          STOCK (B)       SALARY (C)
      ----                      -----                    ------           ----          ---------       ----------
Donald A. Foss          Chairman of the Board           $ 475,000       $      -             -         $  475,000

Brett A. Roberts        Chief Executive Officer         $ 400,000       $ 566,850         51,347       $  400,000

Keith P. McCluskey      President                       $ 300,000       $ 453,480         32,800       $  325,000

Michael W. Knoblauch    Chief Operating Officer         $ 258,000       $ 283,425            -         $  275,000

Steven M. Jones         Chief Analytics Officer         $ 225,000       $ 226,740          6,448       $  240,000

(A) The 2004 cash and restricted stock bonuses were determined in accordance with the formula determined by the Compensation Committee in accordance with the Company's Incentive Compensation Plan (the "Plan"), which was approved by shareholders on May 13, 2004 and previously filed as Exhibit 10(q) to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004. The formula, which was previously disclosed in the Company's 2004 annual meeting proxy statement, is attached hereto as Exhibit (q)(3) and is incorporated by reference. The bonus formula was applied to the Company's improvement in economic profit from 2003 to 2004, and the determination of the actual bonus amounts based upon the formula were approved by the Compensation Committee on March 29, 2005.

(B) The number of shares of restricted stock granted was based on the average of the high and low market prices of the Company's common stock on March 30, 2005, which was $19.825 per share. The restricted stock awards were granted pursuant to a restricted stock grant agreement, the form of which was filed by the Company as Exhibit 10(q)(2) to the Current Report on Form 8-K dated February 24, 2005 and incorporated herein by reference. The restricted stock awarded vests in full or in part based on the Company's satisfaction of certain performance-related criteria, which are described more fully in the form of restricted stock grant agreement.

(C) The Compensation Committee, based on a variety of factors, including individual performance, competitive practices and industry norms, has reviewed the Company's compensation policy and has set the base salaries for the executive officers consistent with this policy. Base salary levels for executive officer are determined by aligning external labor market information with the executive officer's responsibilities, skills, and individual performance. Salaries are reviewed annually and are adjusted based on the recommendation of management.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         10(q)(3)   Incentive Compensation Bonus Formula approved February 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CREDIT ACCEPTANCE CORPORATION
                                                 (Registrant)

                                                 By: /s/ Kenneth S. Booth
                                                    -----------------------
                                                 Kenneth S. Booth
                                                 Chief Financial Officer
                                                 April 4, 2005



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                                INDEX OF EXHIBITS

         EXHIBIT NO.                   DESCRIPTION
         -----------                   -----------
           10(q)(3)       Incentive Compensation Bonus Formula approved February 2004